Exhibit 10.28


          [ Letterhead of Israel Land Administration ]

                          [ Letterhead of the Israel Land Administration ]

#                                                  File No.:     20784707A
#                                                  Account No.:  352687495

DEVELOPMENT CONTRACT

#       Capitalized

Entered into and signed in _______________     on the  7th  of December, 1998
                                               on the ____ of __________, ______

                                     Between

# The Israel Land Administration, which manages the lands of the State of Israel, the Development Authority and the Jewish National Fund (hereinafter: the "Administration"), whose address for the purpose of this contract is: Government Campus, Upper Nazareth, zip code 17105, P.O.B. 80 of the first part;

                                       And

#       On Track Innovations Ltd.                  I.D./Company No. 520042862

# (hereinafter: the "Entrepreneur"), whose address for the purpose of this contract is: P.O.B. 32, Rosh Pina, of the second part;

                                    Preamble

constituting an integral part of the terms and conditions of the development contract attached hereto, and which only together constitute the contract.

Whereas the terms used in this contract shall be interpreted in accordance with the following recitals, unless the context of the contract prescribes otherwise:

"Lot": the lot described in the plan attached hereto as an integral part of this contract, the details of which are as follows:

#       Location: Rosh Pina Area: approximately 6,500 m2

# Registered block: 13953 Parcels: 59 (in part), 62 (in part), 63 (in part), 65 (in part), 66 (in part), 67 (in part), 68 (in part), 73 (in part)

# Lot(s) No. 117, No. 118, No. 119, No. 17/4 pursuant to Detailed Zoning Plan No. G/BT/300

[ Stamp of On Track Innovations Ltd. and signature ]

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#       "Buildings": High-tech computer plant

# "Development Period": 36 months, starting on the Date of Approval of the Transaction and ending on October 1, 2001.

# "Date of Approval of the Transaction": the date on which the transaction contemplated in this contract is approved by the Administration's management, namely September 15, 1998.

#       "Purpose of the Allocation": industry and crafts - high-tech plant.

        "Designation": in accordance with the aforementioned plan, namely:

#       industry and crafts.

# "Rate of Utilization": the construction capacity permitted under the aforementioned plan, namely ___ % per floor, on 3 floors, totaling ___%, constituting ___ rooms/units and amounting to 6500.0 constructed m2.

# "Basic Value of the Lot": the value of the Lot as of the Date of Approval of the Transaction, namely NIS 734,660.91.

#       (Seven hundred and thirty four thousand, six hundred and sixty NIS + 91
        Agorot).

        "Basic Index": the latest consumer price index known on the Date of Approval of the Transaction.

        "Consideration":

# The sum of NIS 227,744.88. This payment shall be deemed as payment for the annual capitalized usage fee for using the Lot during the Term of the Lease, as defined in the attached long-term lease contract.

For the removal of doubt, the Entrepreneur shall pay value added tax as set out in the law as imposed on each one of the foregoing payments in accordance with the rate of the value tax on the date of payment thereof.

# "Date for Submittal of the Plans": no later than 9 months after the Date of Approval of the Transaction.

# "Date for Commencement of Construction": no later than 18 months after the Date of Approval of the Transaction.

#       "Date for Completion of the Foundation Casting": no later than August 1,
        2000.

[ Stamp of On Track Innovations Ltd. and signature ]

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#       "Date for Completion of the Frame": no later than July 1, 2001.

        "Date for Completion of the Construction": the date of termination of the Development Period.

# Whereas      the State of Israel / the Development Authority is the owner of the Lot; and

Whereas the Administration will be prepared to lease the Lot to the Entrepreneur on the condition precedent that, and only after, the Entrepreneur develops the Lot and constructs the Buildings thereon within the Development Period, to be used for the Purpose of the Allocation and provided that it fulfills all the other conditions of this contract; and

Whereas the Administration is prepared to make the Lot available to the Entrepreneur only for the Development Period, and only for the construction of the Buildings for the Purpose of the Allocation pursuant to the Designation and the Rate of Utilization, all as defined above, and the Entrepreneur agrees to accept the Lot under the said conditions; and

Whereas the Entrepreneur declares hereby that it is subject to no limitation regarding its engagement in this development contract with the Administration pursuant to the provisions of Section 12(c) of this development contract, and that it is aware that the Administration is prepared to enter into this development contract therewith only upon this fundamental condition precedent; and

#Whereas pursuant to the provisions of the treaty between the State of Israel and the Jewish National Fund (hereinafter: the "Fund"), published in Official Gazette No. 1456 of Sivan 11, 5728, p. 1597, the management of land owned by the Fund, including the surrender of possession and the leasing thereof, shall be performed by the Administration subject to the Fund's memorandum and articles of incorporation, and the Entrepreneur hereby declares that it is aware that if the Lot, in whole or in part, is owned by the Fund, or will be owned by the Fund, it shall be subject to the provisions of the said treaty, and that the Administration is prepared to enter into this contract therewith only upon this fundamental condition precedent; and

Whereas if the Entrepreneur is recognized by the Administration as a Contractor, as defined in Subsection 3(e) of this contract, the Administration will agree that it will be entitled, within one year only from the end of the Development Period, to transfer its rights to the entity for whom the Entrepreneur shall have constructed Buildings or apartments on the Lot, subject, however, to the provisions of Subsection 3(e) of this contract and provided that if the Purpose of the Allocation is industry, crafts or tourism, a recommendation shall be given by the Ministry of Industry and Trade, or the Ministry of Tourism, as the case may be, for the said transfer of rights; and

[ Stamp of On Track Innovations Ltd. and signature ]

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Whereas        if the Entrepreneur comprises more than one person or
               corporation, the undertakings of the persons or corporations constituting the Entrepreneur shall be joint and several, whereas their rights under this contract shall be joint only; and

#Whereas in addition to the following terms and conditions of the development contract, the following special conditions shall apply:

# The Entrepreneur is aware that the recommendation of the Ministry of Industry and Trade for an exemption from a tender provides that the minimum main area for construction shall be 2,600 m2.

               The construction of 2,600 m2 shall be deemed by the Administration as the fulfillment of the terms and conditions of the development agreement and shall enable the conversion thereof into the lease contract. All of the foregoing shall be in addition to the fulfillment of the other terms and conditions of the transaction.

               ***

               The allocation is based on Plan G/BT/300 which enables maximum utilization at the rate of 100% on 3 floors, including 20% for service areas.

Therefore, this development contract has been entered into and signed in accordance with the provisions of this preamble and of the following terms and conditions of the development contract:

Parties' signature        The Administration                  The Lessee
in initials:       [Stamp of the Administration and    [Signature and stamp of
                        stamp and signature of       On Track Innovations Ltd.]
                           Bar Shalom Sonya,
                   District Transaction Commissioner,
                            Northern District ]

                  Terms and Conditions of Development Contract

1.      The preamble and documents attached to the contract
        The preamble and the documents attached to this contract constitute an integral part hereof.

2.      Purpose and period of the development authorization
        The Administration hereby makes the Lot available to the Entrepreneur and the Entrepreneur hereby accepts the Lot, for the Development Period only, for the development thereof and for the construction of the Buildings in accordance with the preamble to this contract and with the Plans to be approved by the Administration and the competent authorities.

[ Stamp of On Track Innovations Ltd. and signature ]

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3.      Signing of long-term lease agreement
        (a) Provided that the Entrepreneur shall fulfill the undertakings thereof under this contract, on the dates fixed therefor in the contract, the Administration undertakes to sign with the Entrepreneur only, and the Entrepreneur undertakes to sign with the Administration, a long-term lease contract (hereinafter: the "Lease Contract") for a period of 49 years starting on the Date of Approval of the Transaction (hereinafter: the "Term of the Lease") for the Lot and the Buildings.

        (b)    The Lease Contract shall determine:
               (1) The Term of the Lease, the Rate of Utilization, the Basic Value of the Lot and the Basic Index under the Lease Contract shall be as provided in this development contract.

               (2) The purpose of the lease shall be identical to the Purpose of the Allocation as provided in this development contract.

               (3)    The payments made to the Administration pursuant to
                      Section 4 of this development contract shall be deemed as payment on account of the rent which shall be due to the Administration pursuant to the Lease Contract.

               (4) The Date of Approval of the Transaction shall be deemed as the commencement of the Term of the Lease for all intents and purposes, including with regard to the dates pursuant to the Lease Contract, and with regard to possession, liability for damages, and payment of taxes, mandatory payments and development expenses.

         (c) The remaining terms of the lease shall be in the form of the terms and conditions of the attached Lease Contract.

         (d) Without derogating from the aforesaid, the Entrepreneur undertakes to sign the attached Lease Contract at the time of signing of this development contract. The Lease Contract shall become effective only after the Administration too shall sign the same, which shall occur only if the Entrepreneur shall fulfill the undertakings thereof pursuant to this development contract, on the dates fixed therefor in this contract. So long as the Administration shall not have signed the Lease Contract, the terms thereof shall not be binding upon the parties, and the Entrepreneur's sole signature on the Lease Contract shall confer thereon no right thereunder. The date on which the Administration shall sign the said contract shall be deemed as the date of signing of the Lease Contract.

[ Stamp of On Track Innovations Ltd. and signature ]

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         (e)      The provisions of this Section 3 notwithstanding, if the
                  Entrepreneur is a "Contractor" - as defined below - it shall be entitled, within one year only after the Development Period, to transfer its rights to the entity for whom the Entrepreneur shall have constructed Buildings or apartments on the Lot, and which shall be referred by the Entrepreneur to the Administration; in such a case, the Administration shall, only within the said year, sign the Lease Contract for the Lot and the Buildings or for the apartments to be built on the Lot, as the case may be, with whomever shall be referred thereto by the Entrepreneur as aforesaid, and all provided that all of the following conditions shall be met:

                  (1) The Entrepreneur shall have fulfilled the undertakings thereof under this development contract.

                  (2) This development contract shall not have been terminated for any reason.

                  (3) No limitation shall be imposed on whomever shall be referred as aforesaid to the Administration in accordance with the provisions of Section 12(c) hereunder with regard to his engagement with the Administration in the Lease Contract, and he shall further fulfill every fundamental condition precedent in the preamble to this contract.

               Subject to all of the conditions mentioned above in this subsection, the Contractor shall not be obligated to sign the Lease Contract itself, and on the date of signing of this development contract it shall be entitled to merely initial the attached lease contract, which shall be used as an example only for the Lease Contract to be signed as aforesaid in this subsection.

               For the removal of doubt, it is hereby explicitly agreed that the foregoing provisions in this subsection do not constitute an undertaking which the Administration is taking upon itself for the benefit of an entity which is not a party to this development contract, and they shall confer no right vis-a-vis the Administration upon any entity which is not a party to this development contract.

               One year after the Development Period, the Entrepreneur shall sign a Lease Contract for the Lot and for each one of the Buildings or apartments for which the Entrepreneur shall have referred no person to the Administration for the signing of a Lease Contract as aforesaid, and/or a Lease Contract for the Lot and for each one of the Buildings or apartments which shall not have been leased by the Administration to the entity referred thereto by the Entrepreneur due to the foregoing limitation and/or non-compliance with a fundamental condition precedent.

[ Stamp of On Track Innovations Ltd. and signature ]

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          [ Letterhead of Israel Land Administration ]

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               In this subsection -
               "Contractor"    - an Entrepreneur which shall have received, in
                               the preamble to this development contract, the Administration's explicit consent to that
                               Buildings or apartments to be constructed thereby pursuant to this development contract shall be leased to others as per the Entrepreneur's instruction to the Administration, provided that such Entrepreneur is a registered contractor in accordance with the Act for the Registration of Contractors for Construction-Related Engineering
                               Work, 5729-1969, or a housing company recognized as such by the Ministry of Building and Housing.

               (1) The Entrepreneur declares that it has read the Lease Contract, has understood its contents and agrees to all of the terms and conditions thereof and to the conditions of Subsection (d) or (e) above, as the case may be.

4.      Consideration

        (a) In consideration for the Administration's undertakings, the Entrepreneur shall pay the Administration the payments specified in the preamble, under the definition of "Consideration".

        (b) On the date of signing of the contract, the Entrepreneur shall furnish the Administration with confirmation that the amounts mentioned in Subsection (a) above have been credited to the Administration by way of a deposit.

5. The Entrepreneur's undertakings in connection with planning, building and registration
         The Entrepreneur hereby undertakes:

        (a) To prepare and submit to the Administration, for the approval thereof, the building plans of the Buildings which it wishes to build on the Lot, a measurement map of the Lot drawn by a certified surveyor and any other document required for the said construction (hereinafter: the "Plans" or the "Building Plans"), no later than the Date for Submittal of the Plans stated in the preamble.

        (b) To submit to the competent planning authorities only such Building Plans as shall have been approved by the Administration and to do anything necessary to lawfully obtain a building permit from the competent planning authorities - and all immediately upon receipt of the Administration's approval of the Building Plans.

[ Stamp of On Track Innovations Ltd. and signature ]

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          [ Letterhead of Israel Land Administration ]

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        (c)    To start executing the approved Plans and to commence building the Buildings pursuant to the building permit - no later than the Date for Commencement of Construction stated in the preamble.

               Failure to start construction on the said date shall be deemed as a breach of this subsection, even if the Entrepreneur shall not be entitled to lawfully start construction on the said date due to the fact that it shall not have in its possession on such date a lawful building permit.

        (d) To finish casting the foundations for the Buildings in accordance with the approved Plans - by the Date for Completion of the Foundation Casting stated in the preamble.

        (e) To finish building the frames and roofs of the Buildings, including finishing the interior partitions to the point enabling the identification of the internal division of the Buildings (hereinafter: "Completion of Frame") by the Date for Completion of the Frame stated in the preamble.

        (f) To complete the construction of the Buildings to the point enabling the occupation and/or operation and/or use thereof in accordance with the Purpose of the Allocation by the end date of the Development Period.

        (g) To prepare and to finish, within the Development Period, all the acts necessary to register the Lot as a separate registration unit and to this end to perform, at its expense, any necessary act, including: measurements, preparation of maps, consolidation, parcelation, reparcelation, division, etc., so as to enable the registration of the Lot at the Land Registration Bureau at the end of the Development Period as a separate registration unit.

               The Administration may notify the Entrepreneur, in advance and in writing, that the Administration intends to perform all or any of the said acts in lieu of the Entrepreneur, and in such a case the Administration shall be entitled to perform all of the said acts, in whole or in part, alone and at the Entrepreneur's expense, and the Entrepreneur undertakes to pay the Administration any expense incurred by the Administration in the performance of the said acts, pursuant to a statement to be submitted thereto, within 30 days from the date of submittal of the statement.

        (h) To prepare and conclude, within the Development Period, all the acts required to register the Buildings as a condominium (or condominiums) pursuant to the Land Act, 5729-1969, and to this end to perform at its expense any act required, including the preparation of plans, registration orders, bylaws etc. - if the Administration shall require the Entrepreneur to register the Buildings as a condominium as aforesaid.
               The Administration may notify the Entrepreneur, in advance and in writing, that the Administration intends to perform all or any of the said acts in lieu of the Entrepreneur, and in such a case the Administration shall be entitled to perform the said acts, in whole or in part, alone and at the Entrepreneur's expense, and the Entrepreneur undertakes to pay the Administration any expense incurred by the Administration in the performance of the said acts, pursuant to a statement to be submitted thereto, within 30 days from the date of submittal of the statement.

[ Stamp of On Track Innovations Ltd. and signature ]

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         (i)      To appear at the offices of the Administration and/or at any other location, as needed, on a date to be coordinated thereby with the Administration in advance, which shall be no later than the end of the Development Period, and to sign any document, note, certificate, etc., as required in order to register the lease of the Lot and the Buildings constructed thereon and/or any unit in the condominium, registered as aforesaid, as the case may be. In the event that the Entrepreneur shall have failed to coordinate a date as aforesaid, the Entrepreneur undertakes to appear on any date determined and notified by the Administration.

         (j) To revoke any lease, encumbrance or note registered at the Land Registration Bureau, if any, in the cases in which this agreement shall have been signed following a change of designation and/or utilization transaction and the Entrepreneur shall also be the registered lessee, and to perform all the acts required for the registration of the lease as provided in Subsection (i) above.
                  The act of revocation as aforesaid shall be performed within the Development Period, and the performance thereof shall constitute a condition precedent to the signing of a lease agreement with the Entrepreneur or with whomever shall be referred thereby to the Administration as provided in Section 3 above.

                  The Administration may notify the Entrepreneur, in advance and in writing, that the Administration intends to perform all or any of the said acts in lieu of the Entrepreneur, and in such a case the Administration shall be entitled to perform all of the said acts, in whole or in part, alone and at the Entrepreneur's expense, and the Entrepreneur undertakes to pay the Administration any expense incurred by the Administration in the performance of the said acts, pursuant to a statement to be submitted thereto, within 30 days from the date of submittal of the statement.

         (k) In the event that the Entrepreneur shall breach any of the undertakings specified in Subsections (g)-(j) above, then, without derogating from the provisions of this contract in connection with the breach of the said undertakings, such undertakings shall continue to be in effect and to bind the Entrepreneur also after the Development Period shall expire, and for the breach thereof the Administration shall be entitled to the remedies and redress provided for under any law also after the Development Period shall expire.

[ Stamp of On Track Innovations Ltd. and signature ]

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6.      Payment of taxes and other mandatory payments
        The Entrepreneur undertakes to timely pay all governmental, municipal and other taxes, municipal property taxes, various mandatory payments and all the development taxes and fees of any kind, imposed by law on land and/or owners and/or occupants of land, which shall be imposed on the Lot and/or in connection therewith, for the entire duration of the Development Period.

        The Entrepreneur undertakes to pay value added tax as set out in the law, as applicable to each one of the payments imposed on the Entrepreneur under this contract, according to the rate of the value added tax on the date of payment thereof.

        The Entrepreneur undertakes to reimburse the Administration, upon demand, for any payment as aforesaid, if paid by the Administration, within 30 days from the date of demand.

7.      Payment of development expenses
        The Entrepreneur undertakes to bear all the development expenses, whether imposed on the Lot or incurred therefor or for the use thereof on the date of signing of this contract on prior thereto or after the date of signing of this contract, or paid by the Administration prior to the date of signing of this contract. The Entrepreneur undertakes to pay the development expenses upon the demand of the Administration and/or of the entity authorized on its behalf to demand the payment thereof and/or upon the demand of the entity which shall have incurred the development expenses.

        The Entrepreneur undertakes to reimburse the Administration, upon demand, for any payment paid by the Administration for the development expenses, within 30 days from the date of the Administration's demand.

        In this section, "development expenses" - expenses and/or levies and/or fees of any kind due to the development of infrastructure and/or superstructure and/or any other structural systems which are a condition to the development of the Lot or to construction thereon, including clearing access routes to the Lot, digging channels, paving roads and sidewalks, lighting, water, sewage, etc.

[ Stamp of On Track Innovations Ltd. and signature ]

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8.      Incompatibility and vacation of occupants

         (a) The Entrepreneur hereby declares that it has seen the Lot, has examined the physical and legal condition thereof, and has found them to be compatible with all of its needs for the purpose of fulfilling the contract.

         (b) Without derogating from the generality of the aforesaid, if occupants are found on the Lot:

               (1) The Administration shall bear no liability for the vacation of the occupants and/or for the vacation expenses, in any form or manner.

               (2) The presence of occupants on the Lot, as aforesaid, shall not serve as a cause and/or justification for the non-fulfillment of any provision of the contract in general, and for compliance with the time table under this contract in particular.

               (3) The Entrepreneur shall be entitled, no later than three months after the date of signing of this contract, to notify the Administration that due to the presence of occupants on the Lot, it is interested in terminating the contract. In such a case, and provided that the fact of the presence of occupants as aforesaid is confirmed by the Administration, the Administration will be prepared to agree to terminate the contract without liquidated damages, and the termination shall be subject to the provisions of Section 13 below, mutatis mutandis.

9.      Liability during the Development Period

        The Entrepreneur undertakes, throughout the entire Development Period, to keep the Lot in an orderly condition and to maintain it as would an owner who maintains his property, to comply with the provisions of any law, to bear sole and full responsibility vis-a-vis the Administration and any third party for all acts and/or omissions of the Entrepreneur on the Lot and/or for any other act and/or omission in connection with the contract, and to pay any fine and/or damages and/or payment and/or any other expenses of any kind, to be imposed and/or due and payable due to the acts and/or omissions of the Entrepreneur, as aforesaid, and/or as a result thereof.

        In the event that the Administration shall bear any payment due to such act and/or omission and/or as a result thereof, the Entrepreneur shall compensate and/or indemnify the Administration for any such payment, within 14 days after being required to do so.

10.     Interest and indexation for payments in arrears

        (a) Any payment due from the Entrepreneur under this contract to the Administration, and not paid thereby on time, shall be paid by the Entrepreneur to the Administration in addition to interest and/or indexation to be calculated until the date of actual payment, at the Administration's standard rates at the time of actual payment with regard to payments in arrears, and without derogating from the Administration's other rights under the contract or any law.

[ Stamp of On Track Innovations Ltd. and signature ]

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         (b)   Any payment made by the Entrepreneur shall be credited according to the following order: collection expenses, interest, differences of indexation and finally principal.

11.     Prohibition of transfer and encumbrance of rights
        (a) The permission granted to the Entrepreneur under the contract is personal only, and the Entrepreneur may not transfer its rights under the contract, in whole or in part, in any form or manner, either directly or indirectly, and/or lease the Lot and/or surrender the possession or entrust the use thereof, or part thereof, to others.

        (b) Without derogating from the provisions of Subsection (a) above and in addition thereto, if the Entrepreneur is an "association", the Entrepreneur - and any association holding a right in an association in the Entrepreneur - shall be prohibited from performing any act in an association throughout the Development Period.

               In this subsection:
               "Association" - as defined from time to time in the Land
                               Appreciation Tax Act, 5723-1963 (hereinafter:
                               "L.A.T. Act"), including a non-registered
                               partnership.
               "Right in an
               association" - as defined from time to time in the L.A.T. Act. "Holder",
               "Holding"     - as "Holding" is defined from time to time in the
                               Securities Act, 5728-1968; the terms used in the definition of "Holding" in the said act shall be interpreted as they are defined from time to time in the said act.
               "Act in an
               association"  - as defined in the L.A.T. Act, including any change in an Entrepreneur which is a registered or non-registered partnership, or any change in an Entrepreneur which is an association whose capital is in a form other than stock, resulting from a joining or retirement of a person therefrom, and including any change in the proportionate share of a partner in the capital of such partnership or association.

        (c) Without derogating from the provisions of Subsections (a)-(b) above, and in addition thereto, the Entrepreneur may not pledge and/or encumber its rights under the contract and the Lot in any form or manner, without the prior written consent of the Administration thereto.

[ Stamp of On Track Innovations Ltd. and signature ]

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               The Entrepreneur further undertakes not to register a warning note at the Land Registration Bureau pursuant to the Land Act, 5729-1969 with regard to its rights under the contract, without the prior written consent of the Administration thereto. In no case will the Administration give its consent to the registration of such warning note, so long as the Lot shall not have been registered as a separate registration unit.

        (d) Any breach by the Entrepreneur of any provision of this section shall be deemed as a fundamental breach of the contract thereby, and the Administration shall be entitled to terminate the same at any time due to such breach.

12.     Breach and termination of the contract
        (a) The parties hereby agree that the dates stated in the contract and the terms and conditions stipulated in Sections 4, 5 and 11 of the contract are principal and fundamental terms of the contract, the breach of which, or the breach of any of which, shall be deemed as a fundamental breach of the contract.

        (b) Without derogating from the provisions of Subsection (a) above, it is hereby agreed that upon any of the following breaches, the Administration shall be entitled to terminate the contract immediately upon the breach, and to notify the Entrepreneur by registered post of the termination (hereinafter: "Notice of Termination"):

               (1) If the Entrepreneur shall change or cause a change in the Purpose of the Allocation or the Designation, or shall use the Lot in any manner incompatible therewith.

               (2) If the Entrepreneur shall breach another term or condition of the contract, and the breach is irreparable and/or, if the breach is reparable, the Entrepreneur did not rectify or remove the same within 3 months from the date of being required to do so by the Administration in writing.

               (3) If one of the fundamental conditions precedent in the preamble to this contract shall have been breached.

               (4) If the Lot shall have been surrendered to the Entrepreneur pursuant to the recommendation of the Ministry of Building and Housing, and the Entrepreneur shall not have commenced construction on the date fixed in the contract between itself and the Ministry of Building and Housing, and the said Ministry shall given the Administration notice to

[ Stamp of On Track Innovations Ltd. and signature ]

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          [ Letterhead of Israel Land Administration ]
                      this effect in a letter.

        (c) Without derogating from all of the aforesaid, if the Entrepreneur or the person for whom the Entrepreneur is acting is a foreign citizen, the contract shall be deemed to have been fundamentally breached by the Entrepreneur, and the Administration shall be entitled to terminate the contract due to such breach.

               In this subsection, "foreign citizen" - anyone who is not one of the following:

               (1)    An Israeli citizen;

               (2) A new immigrant under the Law of Return, 5710-1950, who has not given a declaration pursuant to Section 2 of the Citizenship Act, 5712-1952;

               (3) A person entitled to a new immigrant visa or a new immigrant certificate under the Law of Return, 5710-1950, who has received, in lieu thereof, a visa and license for temporary residence as a potential new immigrant pursuant to the Entry to Israel Act, 5712-1952;

               (4) A corporation controlled by an individual who fulfills the criteria listed in paragraphs (1)-(3) above, or by more than one such individual.

               In this paragraph, "control" shall mean one of the following:

               (a) The holding - directly or indirectly, by one person or corporation or by more than one person or corporation of 50% or more of the par value of the corporation's issued capital stock;

               (b) The holding - directly or indirectly, by one person or corporation or by more than one person or corporation of one half or more of the corporation's voting power;

               (c) The right to directly or indirectly appoint one half or more of the corporation's directors, whether the said right is held by one person or corporation or by more than one person or corporation.

               This subsection shall not apply to an Entrepreneur who shall have received approval for the aforesaid, in advance and in writing, from the Chairman of the Israel Land Council.

        (d) Without derogating from the aforesaid, it is hereby agreed that if the Administration shall decide not to terminate the contract, despite its right to do so, the Administration shall be entitled to demand and receive from the Entrepreneur land value differences or an appropriate usage fee or liquidated damages, whichever is the higher of the three, for the period from the Date of Approval of the Transaction until the date of the Administration's decision not to terminate the contract and/or to grant an extension for the performance thereof (hereinafter: the "Decision Date").

[ Stamp on On Track Innovations Ltd. and signature ]

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          [ Letterhead of Israel Land Administration ]

               For this section:

               "Land value differences": the difference between the full payment which the Entrepreneur would have been required to pay for the Lot, had it been allocated on the Decision Date, according to the Administration's standard terms and conditions at such time, and the amounts paid to the Administration by the Entrepreneur for the Lot, linked to the consumer price index from the date of payment thereof until the Decision Date.

               "Appropriate usage fee": a usage fee for the period from the commencement of the Development Period until the Decision Date, at the annual rate of 6% of the value of the lot as of the Decision Date, as determined by the Governmental Assessor.

                "Liquidated damages": liquidated damages at the rate of 15% of the value of the Lot as of the Decision Date.

13.     The parties' undertakings upon termination of the contract
        (a) Upon termination of the contract as provided in Section 12 above, the Entrepreneur shall be obliged:

               (1)    To vacate the Lot immediately.

               (2) To return the same immediately to the Administration, it being vacant of any object and person and free of any encumbrance or third party right.

               (3) To demolish the Buildings, the fences, the plantations and any other fixtures constructed by the Entrepreneur on the Lot (hereinafter: the "Fixtures"), to remove the rubble and reinstate the Lot to its former condition, as being prior to the construction of the Fixtures - if required to do so by the Administration.

                      In the event that the Entrepreneur shall fail to discharge its obligations under this subsection, the Administration shall be entitled - but not obliged - to perform all of the said acts alone at the Entrepreneur's expense, and to deduct all the expenses incurred thereby in connection with its acts from the sums paid by the Entrepreneur to the Administration under the contract; in any event, even if the Administration shall not perform any of the said acts, the Entrepreneur shall be entitled to no compensation and/or consideration for its investments and/or expenses in connection with the Fixtures.

               (4)    To pay the Administration all of the following sums:

[ Stamp of On Track Innovations Ltd. and signature ]

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          [ Letterhead of Israel Land Administration ]

                      (a) An appropriate usage fee for the period from the date of commencement of the Development Period until the return of the Lot, at the annual rate of 6% of the value of the Lot as of the date of termination, as determined by the Governmental Assessor;

                      (b)    All the taxes and mandatory payments specified in
                             Section 6 above, which are due and payable for the period mentioned in paragraph (a) above;

                      (c)    The aforementioned vacation expenses;

                      (d) Liquidated damages - at the rate of 15% of the Basic Value of the Lot in addition to differences of indexation between the Basic Index and the latest consumer price index known on the date of payment.

        (b) It is hereby agreed that if the Entrepreneur shall not be required to demolish the Fixtures or any part thereof - as stated in Subsection (a)(3) above - and the Lot is returned to the Administration together with the Fixtures or part thereof, the Entrepreneur shall be entitled to receive the value of the Fixtures, as determined by the Governmental Assessor as of the date of termination of the contract, from the Administration.

        (c) Upon the return of the Lot as aforesaid, the Administration shall repay the Entrepreneur any amount paid thereby to the Administration under this contract, and any amount due to the Entrepreneur, if any, pursuant to the provisions of Subsection
               (b) above.

               The repayment of the said amounts shall be made by the Administration after deduction of all the amounts specified in paragraph (a)(4) above.

               Nothing in the aforesaid shall derogate from the Administration's rights and from any remedy to which it is entitled under this contract and any law.

        (d) The provisions of Subsections (b) and (c) above notwithstanding, in the case of termination of the contract pursuant to Section 12(c) above, and upon the return of the Lot as provided in Subsection (a) above, the following provisions shall apply:

               The Administration shall forfeit all the amounts paid by the Entrepreneur as defined in Section 13(a)(4) above, and, furthermore, the provisions of Subsection (b) above shall not apply thereto - and all as liquidated damages in such a case.

[ Stamp of On Track Innovations Ltd. and signature ]

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          [ Letterhead of Israel Land Administration ]

               An Entrepreneur as aforesaid shall be entitled - upon the condition precedent that it shall have fulfilled all the provisions of paragraphs (1)-(3) of Subsection (a) above - to apply to a committee to be appointed for this matter by the Israel Land Council, which shall be entitled, if convinced that such Entrepreneur acted in good faith, to reduce the forfeited amounts to the amount of the liquidated damages pursuant to Subsection (a)(4) above only and/or to determine how much will be returned to such Entrepreneur pursuant to Subsection (b) above. The committee's decision shall be final.

               The provisions of this subsection shall apply also if other provisions shall be determined for this matter in any law.

        (e) With the exception of what is due to the Entrepreneur pursuant to Subsections (c) or (d), as the case may be, the Entrepreneur or another acting on its behalf shall make no other claim, monetary or otherwise, to the Administration or to another, including a claim for its expenses, losses or investments in connection with this contract.

        (f) Upon termination of the contract as set out in Section 12 above, the Administration shall be entitled to take sole possession of the Lot and to vacate therefrom any object, building and person found thereon.

14.     Changes in the boundaries and area of the Lot
        (a) The Entrepreneur declares that it is aware that the area and boundaries of the Lot are not final and that changes may occur therein.

        (b) The parties explicitly agree that if the area and/or boundaries of the Lot shall change as a result of changes in the Plan under the Planning and Building Act, 5725-1965, a land arrangement, the preparation of a measurement map for purposes of registration, etc., the Entrepreneur undertakes to deem the Lot, with its new area and/or boundaries, as the Lot which is the subject matter of this contract for all intents and purposes, and with the exception of the provisions of Subsection (c) below, the Entrepreneur undertakes to make no claims or demands against the Administration due to such change and anything resulting therefrom.

        (c) If the Basic Value of the Lot shall change due to a change in the boundaries and/or area of the Lot, the amounts stated in Section 4 above shall be amended proportionately to the change in the Basic Value of the Lot, and the difference shall be paid to the party entitled thereto immediately upon demand, in addition to interest and/or indexation from the Date of Approval of the Transaction until the date of actual payment, according to the Administration's standards on the date of payment.

[ Stamp of On Track Innovations Ltd. and signature ]

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          [ Letterhead of Israel Land Administration ]

15.     Natural resources, archeological finds, materials and trees
        (a) The Entrepreneur hereby declares that it is aware that all natural resources such as: oil, gas, water springs, coal and metal deposits, marble, stone, sand and limestone quarries, and any other minerals as well as archeological finds, materials and trees found in the ground of the Lot are not included in the allocation under this contract and the terms of the permission under this contract do not apply thereto. The Entrepreneur shall enable the Administration to extract or otherwise utilize the said natural resources, archeological finds, materials and trees in accordance with the relevant laws and this contract.

        (b) The Entrepreneur shall not excavate the Lot over and above the degree necessary for the achievement of the purpose of this contract.

        (c) The Entrepreneur shall not sell materials extracted thereby from the Lot, since they are the property of the Administration, without the prior written consent of the Administration, nor will the Entrepreneur remove trees found on the Lot without the prior written consent of the competent authority and of the Administration, which may condition their consent upon payment for the trees.

               In the event that the Entrepreneur shall breach this prohibition, the Administration shall be entitled to demand damages therefrom. The amount of the damages shall be determined in accordance with the price of the materials sold or the value of the trees removed, according to the Administration's standards at the time of breach of the prohibition, and according to the quantity of materials or trees determined by the Administration. The Entrepreneur undertakes to pay the damages, as determined by the Administration in accordance with the aforesaid, within 14 days from the date of dispatch of the demand for payment.

16.     Right of entry
        The permission granted to the Entrepreneur under the contract does not confer upon it the right of sole possession of the Lot, and the Entrepreneur declares that it is aware that the Administration or its representatives may enter the Lot at any time for any purpose. Without derogating from the aforesaid, the Administration may pass conduits through the Lot, either alone or through others, for water, channels, sewage and gas, erect electricity or telephone poles, pull electricity, telephone and/or other lines, and all in accordance with plans approved by the competent authorities, and the Entrepreneur shall enable the Administration or others on its behalf to enter the Lot and to perform the work required therefor and all repairs in connection therewith needed from time to time. The Administration undertakes to compensate the Entrepreneur for any damage to be caused to the Entrepreneur due to the performance of the said work.

[ Stamp of On Track Innovations Ltd. and signature ]

          [ Letterhead of Israel Land Administration ]

17.     The Tenants Protection Act

        Neither the Tenants Protection Act [Consolidated Version], 5732-1972, nor any other law replacing or supplementing the same shall apply to this contract. Without derogating from the aforesaid, it is hereby declared that the Entrepreneur has paid the Administration no key money for this contract, in any form or manner, and that the payments under this contract and the Entrepreneur's investments in the Lot, if any, shall not be deemed as the payment of key money, for which reason too neither the Tenants Protection Act [Consolidated Version], 5732-1972, nor any other law replacing or supplementing the same shall apply to this contract.

18.     Preservation of the Administration's rights

        (a) No failure by the Administration to exercise any of the rights conferred thereon under the contract shall be deemed as a waiver of such right.

        (b) No modification, amendment, addendum, deletion, waiver or extension of, to and in the terms of this contract (hereinafter:
               "Modifications"), shall be binding upon the parties unless made in writing and signed by both parties. No Modifications of or deletions in the text of the contract or in the text of any document attached hereto shall be binding upon the parties unless both parties shall have signed the same by a full signature.

               In this paragraph -

               "Signature" - with regard to the Administration and an Entrepreneur which is a corporation, including a stamp.

        (c) The receipt of any payment by the Administration shall not, ipso facto, constitute a recognition of any rights of the Entrepreneur and shall confer thereupon no right not granted thereto under the contract.

19.     Stamp duty
        The expenses of stamping this contract, if applicable, and 5 copies thereof, shall be borne by the Entrepreneur.

20.     Notices
        Notices under this contract shall be sent by registered post.

        Any notice sent by one party to the other by registered post according to the addresses stated in the preamble to this contract, shall be deemed to have been delivered to the addressee five days after dispatch thereof.

[ Stamp of On Track Innovations Ltd. and signature ]

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          [ Letterhead of Israel Land Administration ]

21.     Effectiveness of the contract
        This contract shall be of no effect so long as it is not signed by both parties. After the signing thereof by both parties, the contract shall be effective as of the Date of Approval of the Transaction.

        In this paragraph -

        "Signature"   - in initials on the margins of the last line of the
                      preamble and a full signature at the end of the contract, and for an Entrepreneur which is a corporation, including a stamp, and for the Administration - including one stamp imprinted together on the pages of the contract.

22.     Headings
        The section headings in the contract are intended for the sake of convenience only, and shall not be used for the interpretation hereof.

[ Stamp of On Track Innovations Ltd. and signature ]

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        [ Letterhead of Israel Land Administration ]

             In witness whereof, the parties have hereto set their hands:

The Administration:                            The Entrepreneur:

1.  Name ..............................        1.   Name Yaron Amir
    Title .............................             I.D. 022571046
    Signature .........................             Signature (-)

2.  Name       SONYA BAR SHALOM                2.   Name Oded Bashan
    Title      DISTRICT TRANSACTION                 I.D. 005877527
               COMMISSIONER                         Signature (-)
    Signature  (-)

[Stamp of the Israel Land Administration ]  [Stamp of On Track Innovations Ltd.]

Certifier:

I, the undersigned, do hereby certify that I have identified the signatories in the foregoing "Entrepreneur" column by identity certificates presented to me, and that they signed this contract in my presence.

Name    OFER ZIPPERMAN, ADV.  Title _______        Verifier's signature (-)
        [ Stamp, license No. 16117)



When the Entrepreneur is a corporation/company/association, fill out and sign:

I, advocate _________________, legal counsel to On Track Innovations Ltd., public company No. 520042862, do hereby certify that on ____________, appeared before me Messrs.:

1.      Oded Bashan...       I.D. 005877527
2.      Yaron Amir....       I.D. 022571046
3.      _____________.       I.D. _______________

who are authorized to sign and commit on behalf of the said company, and who, after I identified them by an identity certificate they presented to me, signed this contract in my presence.

October 4, 1998   [stamp: OFER ZIPPERMAN, ADV., LICENSE NO. 16117 and signature]
---------------   --------------------------------------------------------------
Date                             Signature and stamp of attorney

[ Stamp of On Track Innovations Ltd. and signature ]

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        [ Letterhead of Israel Land Administration ]

                      [ Text accompanying physical plan ]

                           Israel Land Administration

                                Northern District

                        Mapping and Surveying Department

================================================================================
                                Work No. 691/113
================================================================================

District:             NORTH

Division:             Z'FAT

Town / Village:       ROSH PINA

Local Council:

Regional Council:

Place:                ROSH PINA

Blocks:               13953  |      |      |

Parcels:              [illegible] 63, 65-68, 73

Scale:                1:1250

Purpose of plan:      ON TRACK INNOVATIONS LTD.
                      LOTS: 17/4, 117H-119H

Area:                 6,500 DUNAM

[ Stamp and signature of M. Strulovitz, Certified Surveyor, License No. 423 [??
- unclear, hidden by signature], District Commissioner of Mapping and Surveying, I.L.A. Northern District ]


[ Stamp and signature: Israel Land Administration, on behalf of the State ]

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        [ Letterhead of Israel Land Administration ]

Comments:

1.      The encircled numbers indicate parcels by block.

2. This plan is based on registered block map [unclear word] No. 13953. This plan is based on plan for registration purposes No. _______
        This plan is based on [unclear word] block map No. __________
        This plan is based on aerial photo plan __________
        This plan is based on detailed zoning plan No.[illegible], effective (in deposit) August 28, 1995.
        This plan is based on a surveying plan by Certified Surveyor Pinkas and Son No. 489 of January 13, 1994.
        This plan is based on a measurement by the Mapping and Surveying Department of the I.L.A. Northern District dated __________
        Certified Surveyor _________

3.      The plan was drawn by Tova A. on September 27, 1995
        Checked by __________ on ____________

4.      Changes in the plan:
        Change made on August 11, 1998    by Tova,   checked by ______________
        Change made on ____________       by ____,   checked by ______________
        Change made on ____________       by ____,   checked by ______________